NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCIAL ARRANGEMENT SECURED BY SUCH SECURITIES.

AMENDMENT TO SHORT-TERM DEMAND PROMISSORY NOTE

This Amendment to Short-Term Promissory Note issued on April 30, 2019 (the “Amendment”) is entered into by and between Verb Technology Company, Inc., a Nevada corporation (the “Borrower”), and Adam Wolfson, an individual (the “Lender”), effective as of July 10, 2019 (the “Effective Date”).

WHEREAS, the Borrower previously issued to the Lender that certain Short-Term Promissory Note, dated April 30, 2019, in the original principal amount of $500,000 (the “Existing Note”);

WHEREAS, the Borrower and the Lender desire to amend the terms of the Existing Note as set forth herein; and

WHEREAS, Paragraph 5 of the Existing Note provides that any modification requires the written consent of the Lender.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender, intending to be legally bound, agree as follows:

1.	Amendments to Existing Note. Paragraph 1 of the Existing Note is hereby deleted in its entirety and replaced with the following:

“Mandatory Conversion.

(a)	On July 29, 2019 (the “Mandatory Conversion Date”), (i) the aggregate outstanding principal amount of Five Hundred Thousand Dollars ($500,000), and (ii) the accrued and unpaid interest as of the Mandatory Conversion Date, or Six Thousand One Hundred Sixty-Four and 38/100ths Dollars ($6,164.3), shall automatically convert into 490,090 shares (the “Conversion Shares”) of the Borrower’s common stock, $0.0001 par value per share (the “Common Stock”). The Borrower shall issue the Conversion Shares to the Lender as soon as reasonably practicable after execution of this Amendment by the parties.

(b)	The Conversion Shares may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Securities Act, (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance, and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (iii) such shares are sold or transferred pursuant to Rule 144 under the Securities Act (or a successor rule) (“Rule 144”), or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower, who agrees to sell or otherwise transfer the shares only in accordance with this Paragraph 1(b) and who is an accredited investor. Until such time as the Conversion Shares have been registered under the Securities Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for Conversion Shares that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE LENDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Borrower shall issue to the Lender a new certificate therefor free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel, in form, substance, and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Conversion Shares may be made without registration under the Securities Act, which opinion shall be reasonably accepted by the Borrower so that the sale or transfer is effected or (ii) in the case of the Conversion Shares, such shares being registered for sale by the Lender under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold.”

2.	Satisfied in Full. Following the issuance of the Conversion Shares, the Existing Note shall be deemed to have been satisfied in full.

3.	No Other Changes. Except as specifically amended by this Amendment, all other terms of the Existing Note shall remain unchanged and in full force and effect.

4.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Amendment as of the Effective Date.

“Borrower”

Verb Technology Company, Inc.

By:	/s/ Rory Cutaia
Rory Cutaia, CEO

“Lender”

/s/ Adam Wolfson
Adam Wolfson